MERCURIUS & ASSOCIATES LLP
Formerly known as AJSH & Co LLP

MERCURIUS

+91 11 4559 6689
info@maslln.com
www.maslln.com

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

January 17, 2024

United States Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561

Ladies and Gentlemen:

We have read item 4.02 of the Form 8-K dated January 17, 2024 of Gamer Pakistan Inc. filed with the Securities and Exchange Commission on January 17, 2024 and are in agreement with the statements contained therein as much as they relate to our firm. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,

Mercurius & Associates LLP

Mercurius & Associates LLP
(*Formerly known as* AJSH & Co LLP)

New Delhi, India
January 17, 2024